NASDAQ: AFH 2017 Fourth Quarter Conference Call April 3, 2018

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 2 Statements in this presentation, including the information set forth as to the future financial or operating performance of Atlas Financial Holdings, Inc., American Country Insurance Company, American Service Insurance Company, Inc., Gateway Insurance Company and/or Global Insurance Company of New York (collectively, “Atlas”), that are not current or historical factual statements may constitute “forward looking” information within the meaning of securities laws. Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Atlas, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking statements. When used in this presentation, such statements may include, among other terms, such words as “may,” “will,” “expect,” “believe,” “plan,” “anticipate,” “intend,” “estimate” and other similar terminology. These statements reflect current expectations, estimates and projections regarding future events and operating performance and speak only as to the date of this presentation. Readers should not place undue importance on forward looking statements and should not rely upon this information as of any other date. These forward looking statements involve a number of risks and uncertainties. Some of the factors facing Atlas that could cause actual results to differ materially from those expressed in or underlying such forward looking statements include: (i) market fluctuations, changes in interest rates or the need to generate liquidity; (ii) access to capital; (iii) recognition of future tax benefits on realized and unrealized investment losses; (iv) managing expansion effectively; (v) conditions affecting the industries in which we operate; (vi) competition from industry participants; (vii) attracting and retaining independent agents and brokers; (viii) comprehensive industry regulation; (ix) our holding company structure; (x) our ratings with A.M. Best; (xi) new claim and coverage issues; (xii) claims payments and related expenses; (xiii) reinsurance arrangements; (xiv) credit risk; (xv) our ability to retain key personnel; (xvi) our ability to replace or remove management or Directors; (xvii) future sales of common shares; (xviii) public company challenges; and (xix) failure to effectively execute our business plan. The foregoing list of factors is not exhaustive. See also “Risk Factors” listed in the Company’s most recent registration statement filed with the SEC. Many of these issues can affect Atlas’ actual results and could cause the actual results to differ materially from those expressed or implied in any forward looking statements made by, or on behalf of, Atlas. Readers are cautioned that forward looking statements are not guarantees of future performance, and should not place undue reliance on them. In formulating the forward looking statements contained in this presentation, it has been assumed that business and economic conditions affecting Atlas will continue substantially in the ordinary course. These assumptions, although considered reasonable at the time of preparation, may prove to be incorrect. When discussing our business operations, we may use certain terms of art which are not defined under U.S. GAAP. In the event of any unintentional difference between presentation materials and our GAAP results, investors should rely on the financial information in our public filings. Corporate Headquarters Schaumburg, IL (Chicago Suburb) Core Target Markets Taxi/Limo/Livery/Paratransit NASDAQ: AFH At 12/31/2017 At 12/31/2016 Cash and Investments $243.5 million $224.8 million Total Assets $482.5 million $423.6 million Total Atlas Shareholders’ Equity $90.6 million $127.3 million Common Shares Outstanding (includes Restricted Share Units) 12,178,857 12,045,519 Book Value Per Common Share Outstanding $7.42 $10.54 Safe Harbor

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 3 2017 Q4 Financial and Underwriting Results Premium Results Underwriting Results Book Value Gross Premiums Written increased 4.3% to $54.2 million Overall premium shifted toward limo / livery / para- transit during period Combined ratio was 220.3% as compared to 156.5% for the prior year period, which included a 130.3% and 72.9% impact from prior years reserve strengthening, respectively. 2016 was partially offset by 9.0% benefit related to expenses recovered from stock purchase agreement Atlas’ book value decreased to $7.42 at 12/31/2017 from $10.54 at 12/31/2016 Gross Premiums Written (in millions) $60.0 $50.0 $40.0 $30.0 $20.0 $10.0 $0.0 Q4 2016 Q4 2017 $52.0 $54.2 Loss Before Income Taxes (in millions) $0 -$10 -$20 -$30 -$40 -$50 -$60 -$70 -$80 Q4 2016 Q4 2017 $(23.2) $(68.0) Loss per Common Share Diluted $0.00 -$0.50 -$1.00 -$1.50 -$2.00 -$2.50 -$3.00 -$3.50 -$4.00 -$4.50 -$5.00 Q4 2016 Q4 2017 $(1.13) $(4.48) Book Value per Common Share $12.0 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0 Q4 2016 Q4 2017 $10.54 $7.42

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 4 Business Mix Analysis Limo/Livery and Para-transit continue to show strong growth • Average premium per vehicle increased quarter over quarter • Growth in both premium and vehicles in-force • Continued focus on growing market share in traditional niche and pursuing TNC related business nationwide • Expanding underlying addressable markets • Consistent claims and underwriting discipline Taxi premium down • Continue to see positive sights of stability in the segment • Average premium per vehicle decreased as a result of the continued focus on predictive analytics targeting better than average business • Accounts reporting fewer vehicles being taken out of service, with modest return of some drivers • Current livery drivers who were on a taxi policy one year ago remains at approximately 10% Expectations: Taxi growth will be flat Commercial drivers who migrated to TNCs will pursue commercial insurance Hit ratio for new and renewal business will increase as a result of implementation of targeted predictive analytics and competitive dynamic

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 5 Atlas Business Mix Taxi Limo/Livery Para-transit 2015 Taxi Limo/Livery Para-transit 2016 Taxi Limo/Livery Para-transit 2017

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 6 Geographic Diversification Three Month Periods Ended December 31, 2017 December 31, 2016 New York $ 14,262 26.3% $ 16,057 30.9% California 9,101 16.8% 7,720 14.9% New Jersey 3,203 5.9% 3,079 5.9% Texas 2,536 4.7% 2,076 4.0% Nevada 2,429 4.5% 2,131 4.1% Virginia 2,190 4.0% 2,360 4.5% Illinois 1,928 3.6% 1,123 2.2% Ohio 1,913 3.5% 1,483 2.9% Minnesota 1,770 3.3% 2,449 4.7% Louisiana 1,296 2.4% 2,047 3.9% Other 13,585 25.0% 11,459 22.0% Total $ 54,213 100.0% $ 51,984 100.0% NY: 26.3% CA: 16.8% NJ: 5.9%TX: 4.7% NV: 4.5% VA: 4.0% IL: 3.6% OH: 3.5% MN: 3.3% LA: 2.4% Other: 25.0% NY: 30.9% CA: 14.9% NJ: 5.9% TX: 4.0% NV: 4.1% VA: 4.5% IL: 2.2% OH: 2.9% MN: 4.7% LA: 3.9% Other: 22.0% Nationwide market share is estimated at approximately 12% - 13%, with proportionate share forecast at 20% Gross premiums written by state (in $000) Limited volume of business in-force in FL to evaluate market conditions

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 7 Commercial Auto Insurance Competitive Landscape Commercial Auto is the only large segment with rate changes trending up Rate increases “retrenching” as result of industry reserve strengthening

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 8 ASI Pool Global - 2015 Atlas Combined Unearned Premium Reserves Premium In-force (Bars) Unearned Premium Reserves (Line) $300 $250 $200 $150 $100 $50 $0 M ill io ns Q1 201 3 Q2 201 3 Q3 201 3 Q4 201 3 Q1 201 4 Q2 201 4 Q3 201 4 Q4 201 4 Q1 201 5 Q2 201 5 Q3 201 5 Q4 201 5 Q1 201 6 Q2 201 6 Q3 201 6 Q4 201 6 Q1 201 7 Q2 201 7 Q3 201 7 Q4 201 7 Written Premium: In-force At December 31, 2017, in-force premium was $268.5 million and the Company’s gross unearned premium reserves were $128.0 million.

Financial Highlights

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 10 2017 Fourth Quarter Financial Highlights 2017 Fourth Quarter Financial and Operating Information Quarterly Premiums Affected by Rate Decisions / Shift in Market Dynamics • Gross Premiums Written generated by the Company for the fourth quarter ended December 31, 2017 grew by 4.3% to $54.2 million • In-force premium at December 31, 2017 increased 19.5% to $268.5 million, compared to $224.6 million Underwriting Performance • Underwriting loss for the fourth quarter of 2017 was $69.1 million, compared to underwriting loss of $25.0 million in the prior year period • Atlas’ underwriting expense ratio(1)(2) for the quarter ended December 31, 2017 was 30.3% and on a year to date basis was 27.5% • Combined Ratio(1) (“CR”) was 220.3% • Net loss was $54.3 million or $4.48 loss per common share diluted (1) Ratios are computed as a percentage of net premiums earned (2) Excluding the impact of share-based compensation expenses Book Value / Return on Equity • Book value per common share of $7.42 (decreased 312.0% compared to prior year end) • Return on equity was (184.8)% in the fourth quarter 2017 compared to (39.6)% in the prior year period 2018 Financial Expectations ü Relative stability regarding target market with continued growth ü Emphasis remains on underwriting profit as priority ü Expense ratio at or below current levels ü Exceed P&C industry Return on Equity (“ROE”) by 500 - 1,000 bps No indicators of new market entry and Company continues to expect price leadership to optimize return on deployed capital via underwriting

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 11 Reserve Strengthening

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 12 Combined Ratio Analysis The table below details the comparisons of each component of the Company’s combined ratio for the periods indicated (after accounting for the effect of quota share reinsurance): Three Month Periods Ended Year Ended December 31, 2017 December 31, 2016 December 31, 2017 December 31, 2016 Loss Ratio: Current accident year 59.2% 62.8% 59.5% 59.7 % Prior accident years 130.3% 72.9% 35.0% 19.1 % Loss Ratio 189.5% 135.7% 94.5% 78.8 % Underwriting Expense Ratio: Acquisition cost ratio 14.5% 13.0% 12.9% 11.0 % Other underwriting expense ratio 15.2% 15.9% 14.2% 16.3 % Deferred policy acquisition costs ratio 0.6% — % 0.4% (0.4)% Underwriting expense ratio before expenses related to stock purchase agreements and share-based compensation 30.3% 28.9% 27.5% 26.9 % Expenses recovered related to stock purchase agreement — % (9.0)% — % (3.7)% Share-based compensation expense ratio 0.5% 0.9% 0.5% 0.9 % Underwriting expense ratio 30.8% 20.8% 28.0% 24.1 % Total combined ratio 220.3% 156.5% 122.5% 102.9%

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 13 Combined Ratio Combined Ratio by Quarter 2013 2014 2015 2016 2017 250% 200% 150% 100% 50% 0% Q1 Q2 Q3 Q4* Loss & LAE Ratio Underwriting Expense Ratio 140% 120% 100% 80% 60% 40% 20% 0% 2013 2014 2015 2016 2017 63.9% 62.3% 59.2% 78.8% 94.5% 30.3% 29.1% 29.0% 24.1% 28.0% Three Month Periods Ended December 31, 2017 December 31, 2016 Loss ratio 189.5% 135.7 % Underwriting expense ratio 30.8% 20.8 % Combined Ratio 220.3% 156.5% * 130.3% and 72.9% impact in Q4 2017 & 2016, respectively, related to claims reserve strengthening on prior accident years (1) 2016 includes 19.1% impact for the full year related to claims reserves strengthening related to prior accident years (2) 2017 includes 35.0% impact for the full year related to claims reserves strengthening related to prior accident years (1) (2) Underwriting expense ratio for the three month period ended December 31, 2016 includes a $4.0 million expense recovery from stock purchase agreements which reduced the Q4 2016 underwriting expense ratio by 9.0 percentage points. Combined Ratio Full Year

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 14 Healthy Balance Sheet with Availability of Capital & Reinsurance to Support Growth • Attractive investment leverage, Company has $25 million outstanding of Senior Unsecured Notes at December 31, 2017 ($ in millions) December 31, 2017 December 31, 2016 Cash and Investments $243.5 $224.8 Total Assets $482.5 $423.6 Claims Liabilities (gross of Reinsurance Recoverable) $211.6 $139.0 Unearned Premium Reserves $128.0 $113.2 Atlas Shareholders’ Equity $90.6 $127.3

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 15 Investment Portfolio Conservative Investment Approach • Emphasize preservation of capital, market liquidity to support payment of liabilities and diversification of risk • Investment duration re-positioned to match core commercial auto reserve liabilities (3.9 years) Investment Portfolio • As of December 31, 2017, total cash and invested assets were $243.5 million, of which fixed income consisted of 64.9% • Predominantly corporate and government bonds • Average S&P rating of AA • 27.2% AAA • 81.3% A or better Investment Portfolio (12/31/2017) Government: 17% Corporate: 30% Mortgage Backed: 27% Other Asset Backed: 6% Equity Securities: 4% Other Investments: 16% December 31, 2017 December 31, 2016 Amount % of Total Amount % of Total AAA/Aaa $ 42,978 27.2% $ 44,521 28.5% AA/Aa 58,173 36.8% 64,324 41.1% A/A 27,384 17.3% 23,427 15.0% BBB/Baa 28,348 18.0% 22,886 14.6% BB 875 0.6% 1,114 0.7% B 226 0.1% 215 0.1% Total Fixed Income Securities $ 157,984 100.0% $ 156,487 100.0%

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 16 Detailed Impact of Changes to Book Value per Common Share $ (2.35) decrease related to net income after tax and before items indicated below; (0.87) decrease related to the change in the statutory tax rate due to the Tax Cuts and Jobs Act of 2017; 0.05 increase related to the change in net realized investment gains after tax; 0.02 increase related to the change in unrealized gains/losses after tax; and 0.03 increase related to share-based compensation $ (3.12) total decrease from December 31, 2016 book value per common share Book value per common share of $7.42 decreased by $3.12 relative to December 31, 2016 as follows:

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 17 Operating Leverage (Actual through Q4 2017) GAAP Version Statutory Version Net Premiums Written Surplus Net Premiums Written Core-Surplus (right axis) Gross Premiums Written Core-Surplus (right axis) $300 $250 $200 $150 $100 $50 $0 M ill io ns 3.00 2.00 1.00 0.00 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 $59 $66 $74 $85 $94 $101 $108 $111 $122 $137 $151 $169 $178 $177 $177 $180 $215 $227 $229 $230 $49 $53 $53 $53 $54 $61 $62 $63 $81 $104 $112 $118 $122 $129 $133 $114 $118 $125 $131 $88 1.19 1.23 1.41 1.60 1.74 1.66 1.76 1.76 1.51 1.32 1.35 1.42 1.46 1.37 1.33 1.58 1.83 1.82 1.75 2.62 1.23 1.27 1.46 1.67 1.81 1.73 1.86 1.90 1.66 1.51 1.62 1.75 1.86 1.78 1.68 1.96 2.20 2.15 2.08 3.13 Net Premiums Written GAAP Common Equity Net Premiums Written Core-GAAP Common Equity (right axis) Gross Premiums Written Core-GAAP Common Equity (right axis) $300 $250 $200 $150 $100 $50 $0 M ill io ns 3.00 2.50 2.00 1.50 1.00 0.50 0.00 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Q2 2015 Q3 2015 Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 $59 $66 $74 $85 $94 $101 $108 $111 $122 $137 $151 $169 $178 $177 $177 $180 $215 $227 $229 $230 $42 $37 $51 $62 $65 $94 $97 $107 $111 $114 $119 $122 $129 $136 $143 $127 $133 $139 $144 $91 1.38 1.78 1.44 1.38 1.44 1.07 1.11 1.03 1.10 1.21 1.28 1.38 1.38 1.30 1.24 1.41 1.62 1.63 1.59 2.54 1.43 1.85 1.50 1.44 1.50 1.11 1.18 1.11 1.21 1.39 1.53 1.70 1.76 1.68 1.57 1.76 1.95 1.93 1.89 3.03 Continue to hold sufficient capital on hand to self-fund profitable growth in the foreseeable future

Technological Advancements

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 19 The Evolution of Atlas’ Technology

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 20 Analytics and Technology

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 21 Premiums Written: Rate Activity Atlas Rate Change (Ave) Average ISO Recommendation (for period) Pricing Relative to ISO 25 20 15 10 5 0 -5 -10 Q1 1 2 Q2 1 2 Q3 1 2 Q4 1 2 Q1 1 3 Q2 1 3 Q3 1 3 Q4 1 3 Q1 1 4 Q2 1 4 Q3 1 4 Q4 1 4 Q1 1 5 Q2 1 5 Q3 1 5 Q4 1 5 Q1 1 6 Q2 1 6 Q3 1 6 Q4 1 6 Q1 1 7 Q2 1 7 Q3 1 7 Q4 1 7 Policy Quote Predictive Model Policy Counts 6/1/2016 - 12/31/2017 7,000 6,000 5,000 4,000 3,000 2,000 1,000 0 Po lic y C ou nt 0 - 100 101 - 200 201 - 300 301 - 400 401 - 500 501 - 600 601 - 700 701 - 800 801 - 900 901+ Score Group

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 22 2018 Outlook

NASDAQ: AFH For Additional Information At the Company: Scott Wollney Chief Executive Officer swollney@atlas-fin.com 847-700-8600 Investor Relations: The Equity Group Inc. Adam Prior Senior Vice President APrior@equityny.com 212-836-9606A reconciliation of Non-GAAP financial measures can be found on the next slide

Reconciliation of Non-U.S. GAAP Financial Measurements

ATLAS FINANCIAL HOLDINGS, INC.

We use these non-GAAP financial measures in order to present our financial condition and results of operations in the way we believe will be most meaningful and representative of our business results. The non-GAAP financial measures that we present may not be comparable to similarly-named measures reported by other companies.

Adjusted operating income, before income taxes includes both underwriting income and loss and net investment income, but excludes net realized gains and losses, legal and professional expense incurred related to business combinations, interest expense, net impairment charges recognized in earnings and other items. Underwriting income is derived by reducing net premiums earned by net claims incurred, policy acquisition costs and general operating expenses.

Reconciliation of U.S. GAAP Net Income to Adjusted Operating Income, Before Income Taxes ($ in '000s, except per share data)	Three Month Periods Ended				Twelve Month Periods Ended			
	December 31, 2017		December 31, 2016		December 31, 2017		December 31, 2016	
Net (loss) income	$ (54,297)	$ (4.48)	$ (13,561)	$ (1.13)	$ (38,810)	$ (3.22)	$ 2,646	$ 0.22
Add: income tax benefit	(13,685)	(1.13)	(9,659)	(0.80)	(5,343)	(0.44)	(2,134)	(0.17)
Add: expenses recovered pursuant to stock purchase agreement	—	—	(4,000)	(0.33)	—	—	(6,297)	(0.52)
Add: interest expense	461	0.04	270	0.02	1,840	0.15	1,026	0.08
Less: net realized investment (losses) gains	(128)	(0.01)	206	0.02	872	0.07	1,230	0.10
Less: other income	103	0.01	187	0.01	435	0.04	467	0.04
Adjusted operating loss, before tax	$ (67,496)	$ (5.57)	$ (27,343)	$ (2.27)	$ (43,620)	$ (3.62)	$ (6,456)	$ (0.53)

After-tax return on average common equity is derived by subtracting preferred share dividends accrued from net income and dividing by average common equity. Common equity is total shareholders' equity less preferred shares and cumulative preferred share dividends accrued. Average common equity is the average of common equity at the beginning and the ending of the reporting period.

Reconciliation of U.S. GAAP Shareholders' Equity to Common Equity ($ in '000s) As of:	December 31, 2017	September 30, 2017	December 31, 2016	September 30, 2016	December 31, 2015
Total shareholders' equity	$ 90,645	$ 144,397	$ 127,342	$ 142,592	$ 122,681
Less: accrued dividends on preferred shares	(333)	(333)	(333)	(286)	(460)
Total common equity	$ 90,312	$ 144,064	$ 127,009	$ 142,306	$ 122,221

Reconciliation of U.S. GAAP Return on Equity to Return on Common Equity ($ in '000s)	Three Month Periods Ended		Twelve Month Periods Ended	
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Net (loss) income	$ (54,297)	$ (13,561)	$ (38,810)	$ 2,646
Average equity	117,521	136,967	108,994	125,012
Return on equity	(184.8)%	(39.6)%	(35.6)%	2.1%
Net (loss) income	$ (54,297)	$ (13,561)	$ (38,810)	$ 2,646
Preferred share dividends accrued	—	(47)	—	(281)
Net (loss) income attributable to common shareholders	$ (54,297)	$ (13,608)	$ (38,810)	$ 2,365
Average common equity	117,188	134,658	108,661	124,615
Return on average common equity	(185.3)%	(40.4)%	(35.7)%	1.9%

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 24

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 25 Operating Activities: Underwriting (commercial business only: excludes Global Liberty) Mid single digit rate increases are now being pursued for profitable renewals and desirable new accounts. Less deviation from predictive model (1-4 unit accounts quoted directly via POS using predictive analytics). Hit ratios are strongest in most desired score bands. Target of 85% based on current market conditions. Hit Ratio Target Hit Ratio Persistency Target Persistency 120% 100% 80% 60% 40% 20% 0% Jan , 2 01 5 Fe b, 20 15 M ar, 20 15 Ap r, 2 01 5 M ay , 2 01 5 Ju n, 20 15 Ju l, 2 01 5 Au g, 20 15 Se p, 20 15 Oc t, 2 01 5 No v, 20 15 De c, 20 15 Jan , 2 01 6 Fe b, 20 16 M ar, 20 16 Ap r, 2 01 6 M ay , 2 01 6 Ju n, 20 16 Ju l, 2 01 6 Au g, 20 16 Se p, 20 16 Oc t, 2 01 6 No v, 20 16 De c, 20 16 Jan , 2 01 7 Fe b, 20 17 M ar, 20 17 Ap r, 2 01 7 M ay , 2 01 7 Ju n, 20 17 Ju l, 2 01 7 Au g, 20 17 Se p, 20 17 Oc t, 2 01 7 No v, 20 17 De c, 20 17 Current target of 52%. Market conditions continue to show support for mid single digit rate increases (magnitude varies by geography. Note: From Q4 ’15 forward, data is compiled from the newly launched Atlas Xpress (Duck Creek) policy system. The basis for hit ratio now includes additional submission information (not just commercial auto accounts that are quoted)

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 26 Incremental Benefit of Predictive Analytics Pricing & Underwriting Policy Quote Predictive Model Premiums Written 6/1/2016 - 12/31/2017 60,000 50,000 40,000 30,000 20,000 10,000 0 Pr em iu m sW rit te n (0 00 s) 0 - 100 101 - 200 201 - 300 301 - 400 401 - 500 501 - 600 601 - 700 701 - 800 801 - 900 901+ Score Group Policy Quote Predictive Model Policy Counts 6/1/2016 - 12/31/2017 7,000 6,000 5,000 4,000 3,000 2,000 1,000 0 Po lic y C ou nt 0 - 100 101 - 200 201 - 300 301 - 400 401 - 500 501 - 600 601 - 700 701 - 800 801 - 900 901+ Score Group Key Reasons for Quotes “More” than Model • Limit on POS external credit use • Association accounts • Underwriting considerations Continued desired bias towards better predicted L/R accounts with higher hit ratio on “right” end of scale.

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 27 Utilizing Analytics to Support Usage Based Insurance in 2018

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 28 Prior sequential rate increases actuarially determined to achieve expected profitability targets • Maximum rate supported taken each year • There were 323 open Michigan claims as of December 31, 2017 Vehicles In-force Policies In-force Michigan In-force 3,000 2,500 2,000 1,500 1,000 500 0 Jan -16 Feb -16 Ma r-16 Ap r-16 Ma y-1 6 Jun -16 Jul -16 Au g-1 6 Sep -16 Oc t-16 No v-1 6 De c-1 6 Jan -17 Feb -17 Ma r-17 Ap r-17 Ma y-1 7 Jun -17 Jul -17 Au g-1 7 Sep -17 Oc t-17 No v-1 7 De c-1 7 Michigan Exposure

April 3, 2018 Atlas Financial Holdings, Inc. 2017 Fourth Quarter Conference Call 29 Operating Activities: Underwriting (commercial business only: excludes Global Liberty) New Vehicles (incls Expiring) Prior Year New Business Submissions (Monthly Vehicles Submitted) 10,000 9,000 8,000 7,000 6,000 5,000 4,000 3,000 2,000 1,000 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Actual Prior Year Vehicles In-Force 55,000 50,000 45,000 40,000 35,000 30,000 25,000 20,000 15,000 10,000 5,000 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec